To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Inc., as of March 31, 2002:

                                               Total Returns(A)
                                         ----------------------------
                                         3 Months           12 Months
                                         --------           ---------
Value Trust Primary Class                 -3.66%             -9.82%
Lipper Large-Cap Core Funds(B)            -0.35%             -1.87%
S&P 500 Stock Composite
  Index(C)                                +0.23%             +0.21%

  As most shareholders know, the Value Trust's investment returns in most periods since its founding in 1982 have been excellent on both an absolute and relative basis. We are pleased that, over the full 20 years of the Fund's existence, the Fund has earned an annual, compound return for shareholders of 17.78%. However, from time to time, the Fund has had periods of underperformance, and that has been true recently, as the above table indicates. In their letter beginning on page FS-2, Bill Miller and Nancy Dennin discuss the reasons for recent results and why they are optimistic that, on a long-term basis, the Fund will continue to produce attractive returns for shareholders.

  PricewaterhouseCoopers LLP, independent accountants for the Fund, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2002, are included in this report.

                                             Sincerely,

                                             /s/ JOHN F. CURLEY, JR.

                                             John F. Curley, Jr.
                                             Chairman

                                             /s/ MARK R. FETTING

                                             Mark R. Fetting
                                             President

April 30, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) Average of the 874 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Portfolio Managers' Comments

Legg Mason Value Trust, Inc. -- Review of Fiscal Year 2002 Market Conditions and Strategies Affecting Results

                                                      CUMULATIVE TOTAL RETURNS, PERIODS ENDING 3/31/02
                                   SINCE       --------------------------------------------------------------
                                INCEPTION(A)   15 YEARS      10 YEARS      5 YEARS       3 YEARS      1 YEAR
-------------------------------------------------------------------------------------------------------------
Value Trust Primary Class        +2,520.83%    +591.07%      +409.75%      +101.79%      -13.36%       -9.82%

S&P 500 Stock Composite
  Index(B)                       +1,665.84%    +469.70%      +247.15%       +62.30%       -7.43%       +0.21%
Dow Jones Industrial
  Average(C)                     +2,177.47%    +591.37%      +297.80%       +71.56%      +11.48%       +7.21%
NASDAQ Composite(D)                +899.11%    +329.10%      +205.64%       +51.05%      -25.03%       +0.28%
Lipper Large-Cap Growth
  Funds(E)                       +1,052.64%    +339.26%      +167.60%       +48.11%      -19.24%       -5.93%
Lipper Large-Cap Value
  Funds(F)                       +1,467.98%    +395.76%      +218.52%       +54.29%       +8.31%       +1.39%
Lipper Large-Cap Core Funds(G)   +1,175.40%    +364.61%      +189.44%       +47.96%       -8.15%       -1.87%
Lipper Diversified Equity
  Funds(H)                       +1,171.85%    +373.11%      +205.77%       +61.31%      +13.12%       +2.65%

---------------

Source: Lipper Inc. and Prudential Securities.

  In the fourth calendar quarter of 2001, The National Bureau of Economic Research (NBER) declared the U.S. economy entered a recession in March 2001. By the time the official declaration was made, the recession was over. Fourth quarter 2001 GDP was +1.7%; over the March to December time period, the economy actually grew at a 0.2% annual rate. That compares with an average 2.6% annual rate of decline in the first ten months of the previous nine recessions and is the only time over this period that an increase has been reported.

  The market is a discounting mechanism. As it became evident the recession would not be prolonged, investors piled into stocks of companies whose results are perceived to be sensitive to the resumption of economic growth, such as paper, chemical, energy and mining stocks. The Value Trust has no exposure to these commodity cyclical stocks, which contributed to the Fund's underperformance over the last twelve months.

  We observed similar patterns in the early 1990s, when investors hoped that cyclical and commodity-based companies were going to experience an extended period of prosperity. That resulted in short-term trading opportunities, but hopes of a more sustained improvement were not fulfilled. We believe this situation is similar today.

  From time to time these stocks are trades, as they just were, but are not, in our opinion, stocks to own for the long term, as most of them do not earn above their cost of capital over an economic cycle. The few that do consistently earn above their cost of capital, such as Exxon Mobil, very seldom trade at discounts to their intrinsic value.

---------------

(A) The Value Trust Primary Class inception date is April 16, 1982. Index returns are for periods beginning April 30, 1982.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(D) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(E) Average of the 851 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per- share growth value, compared to the S&P 500 Index.

(F) Average of the 359 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(G) Average of the 874 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(H) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

  We try to buy companies whose shares trade at large discounts to our assessment of their economic value. Bargain prices do not occur when the consensus is cheery, the news is good, and investors are optimistic. Our research efforts are usually directed at precisely the area of the market that the news media tells you has the least promising outlook, and we are typically selling those stocks that you are reading have the greatest opportunity for near-term gain.

  This approach periodically results in variances with our benchmark, the S&P 500, as it just did. Of equal importance, performance numbers are very context-dependent. The fourth quarter 1998 and the first quarter 1999 were the two best quarters in the Fund's history. Over this six-month period, the Fund advanced 61.2%. On a relative basis, the Value Trust outperformed the S&P 500 by 34%. This was followed by the worst relative quarter in the Fund's history, with the Fund down 0.6% compared to the S&P, which was up 7.1%. This second quarter of 1999 marked the beginning of the three-year period ended March 31, 2002. As you can see from the chart above, the Fund underperformed over this stretch, largely due to this three-month period.

  The composition of equity returns since 1985 has been heavily weighted to either the growth or value style of investing. From 1995 to 1999, the growth style dominated, while in 2000 and 2001 the traditional value style provided the outperformance. Today, there is no evidence of broad mispricing in traditional growth or value stocks. In our opinion, the opportunities to generate excess returns are currently in four distinct areas.

  The first area of mispricing today is in cyclical companies where normalized earnings are much higher than investors currently believe. Examples of companies where we believe the market is not properly discounting their earnings potential include Nextel, Eastman Kodak, J.P. Morgan Chase, and many telecom equipment companies.

  The second category of mispricing is in companies that have dramatically sold off as the media has gone on a witch-hunt to try and uncover the next accounting-related scandal. Tyco International, a stock we recently began buying, has resorted to hosting weekly conference calls to assure investors about their accounting practices.

  The third area of mispricing is in out-of-favor industries. The utility industry currently falls into this category. AES, a stock we bought aggressively in the single digits, is down 82% over the last twelve months, as investors have unduly fled the utility industry after the Enron debacle. We believe the sell-off in the utility arena is very similar to the bank group sell-off in 1990 when a handful of banks failed. Investors who bought banks on the panicked selling were handsomely rewarded.

  The fourth area of mispricing is in under-recognized growth companies. These are generally large, well-known companies with strong competitive positions and good returns on capital, but whose growth characteristics in terms of stability, duration, or magnitude are under-recognized. Examples of companies that we own which fall into this category are UnitedHealth Group and Waste Management.

  Our investment approach does not always link up well with results of the major indices over short-term periods, and we periodically diverge from them in direction and magnitude. Over the past eleven calendar years our results have consistently exceeded those of the S&P 500. There were periods in the past when we trailed that index, sometimes by a lot. Our portfolio does not look like the S&P 500, and thus should not act like the S&P 500.

  It should provide solid returns over the long term, which it has done and we are confident will continue to do. As always, we appreciate your support and welcome your comments.

                                          Bill Miller, CFA
                                          Nancy Dennin, CFA

April 22, 2002
DJIA 10136.4

Performance Information
Legg Mason Value Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of March 31,
2002

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Total returns as of March 31, 2002, for the Value Line Geometric Average ("Value Line") and S&P 500 Stock Composite indices are shown in the table below (additional Fund performance is shown with the graph).

  The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. Information about the Financial Intermediary and Institutional Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

  Total returns as of March 31, 2002, were as follows:

                                                      S&P 500
                                           Value       Stock
                               Value        Line     Composite
                               Trust       Index       Index
---------------------------------------------------------------
Average Annual Total Return
  Primary Class:
     One Year                    -9.82%     +2.42%       +0.21%
     Five Years                 +15.07%     +0.40%      +10.17%
     Ten Years                  +17.69%     +3.93%      +13.25%
     Life of Class(A)           +17.78%     +5.49%      +15.51%

Cumulative Total Return
  Primary Class:
     One Year                    -9.82%     +2.42%       +0.21%
     Five Years                +101.79%     +2.00%      +62.30%
     Ten Years                 +409.75%    +47.01%     +247.15%
     Life of Class(A)        +2,520.83%   +189.94%   +1,665.84%
---------------------------------------------------------------

(A) The inception date of the Value Trust Primary Class is April 16, 1982. Index returns are for periods beginning April 30, 1982.

Performance Comparison of a $10,000 Investment as of March 31, 2002

  The following graph compares the Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

Value Trust -- Primary Class
[Value Trust Graph]

                                                                                                         S&P 500 STOCK COMPOSITE
                                              VALUE TRUST - PRIMARY CLASS      VALUE LINE INDEX(A)              INDEX(B)
                                              ---------------------------      -------------------       -----------------------
3/31/92                                        $         10000                   $    10000               $       10000
                                                          9993                         9576                       10190
                                                         10191                         9596                       10511
                                                         11115                        10366                       11041
3/31/93                                                  11476                        10884                       11523
                                                         11387                        10817                       11579
                                                         11750                        11186                       11878
                                                         12367                        11477                       12154
3/31/94                                                  12125                        11072                       11693
                                                         11941                        10685                       11742
                                                         12670                        11190                       12316
                                                         12539                        10787                       12314
3/31/95                                                  13309                        11351                       13513
                                                         15235                        12092                       14803
                                                         16871                        12865                       15979
                                                         17649                        12867                       16941
3/31/96                                                  18911                        13408                       17851
                                                         19599                        13771                       18652
                                                         21330                        13849                       19229
                                                         24433                        14589                       20831
3/31/97                                                  25262                        14412                       21390
                                                         29822                        16320                       25126
                                                         34741                        18163                       27006
                                                         33485                        17660                       27781
3/31/98                                                  39243                        19432                       31657
                                                         41297                        18529                       32702
                                                         36488                        14896                       29449
                                                         49572                        16992                       35721
3/31/99                                                  58837                        15908                       37502
                                                         58497                        18104                       40144
                                                         52822                        16234                       37637
                                                         62811                        16754                       43237
3/31/00                                                  62803                        16662                       44228
                                                         60722                        15853                       43054
                                                         61806                        16319                       42636
                                                         58329                        15294                       39300
3/31/01                                                  56529                        14353                       34641
                                                         60675                        15542                       36669
                                                         48534                        12092                       31283
                                                         52910                        14364                       34635
3/31/02                                                  50975                        14701                       34715

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY
            ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

SELECTED PORTFOLIO PERFORMANCE(C)

Strong performers for the year ended March 31, 2002(D)
-------------------------------------------------------
  1.   MGM Mirage Inc.                          +44.3%
  2.   McKesson HBOC, Inc.                      +40.9%
  3.   Amazon.com, Inc.                         +39.8%
  4.   The Bear Stearns Companies, Inc.         +38.7%
  5.   Health Net Inc.                          +33.1%
  6.   UnitedHealth Group Incorporated          +29.0%
  7.   General Motors Corporation               +21.1%
  8.   Bank One Corporation                     +18.1%
  9.   MBNA Corporation                         +17.8%
 10.   Starwood Hotels & Resorts Worldwide,
         Inc.                                   +13.0%

Weak performers for the year ended March 31, 2002(D)
----------------------------------------------------
 1.   Nextel Communications, Inc.            -62.6%
 2.   Gateway, Inc.                          -62.4%
 3.   AOL Time Warner Inc.                   -41.1%
 4.   Toys "R" Us, Inc.                      -28.4%
 5.   Eastman Kodak Company                  -19.1%
 6.   J.P. Morgan Chase & Co.                -17.8%
 7.   The Kroger Co.                         -14.1%
 8.   Washington Mutual, Inc.                 -6.7%
 9.   FleetBoston Financial Corporation       -3.8%
10.   Metro-Goldwyn-Mayer, Inc.               -3.0%

(C) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they are paid.

(D) Securities held for the entire year.

PORTFOLIO CHANGES

    Securities added during the 1st quarter 2002                Securities sold during the 1st quarter 2002
----------------------------------------------------        ----------------------------------------------------
Tyco International Ltd.                                     Berkshire Hathaway Inc. - Class A
                                                            Dell Computer Corporation

Statement of Net Assets
March 31, 2002
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.7%

Consumer Discretionary -- 22.5%
  Automobiles -- 1.9%
  General Motors Corporation                                      3,500             $   211,575
                                                                                    -----------
  Hotels, Restaurants and Leisure -- 4.4%
  MGM Mirage Inc.                                                 5,664                 205,207(A)
  Starwood Hotels & Resorts Worldwide, Inc.                       7,817                 293,997
                                                                                    -----------
                                                                                        499,204
                                                                                    -----------
  Internet and Catalog Retail -- 3.9%
  Amazon.com, Inc.                                               31,022                 443,614(A,B)
                                                                                    -----------
  Leisure Equipment and Products -- 3.7%
  Eastman Kodak Company                                          13,200                 411,444
                                                                                    -----------
  Media -- 7.2%
  AOL Time Warner Inc.                                           15,000                 354,750(A)
  Metro-Goldwyn-Mayer, Inc.                                       3,537                  58,792(A)
  WPP Group plc                                                  34,756                 396,935
                                                                                    -----------
                                                                                        810,477
                                                                                    -----------
  Specialty Retail -- 1.4%
  Toys "R" Us, Inc.                                               9,000                 161,640(A)
                                                                                    -----------
Consumer Staples -- 8.1%
  Food and Drug Retailing -- 8.1%
  Albertson's, Inc.                                              17,000                 563,380
  The Kroger Co.                                                 16,000                 354,560(A)
                                                                                    -----------
                                                                                        917,940
                                                                                    -----------
Financials -- 32.0%
  Banks -- 14.3%
  Bank One Corporation                                           11,700                 488,826
  FleetBoston Financial Corporation                               8,460                 296,100
  Lloyds TSB Group plc                                           31,025                 318,537
  Washington Mutual, Inc.                                        15,500                 513,515
                                                                                    -----------
                                                                                      1,616,978
                                                                                    -----------
  Diversified Financials -- 12.5%
  Citigroup Inc.                                                  8,000                 396,160
  Fannie Mae                                                      4,500                 359,460
  J.P. Morgan Chase & Co.                                         8,500                 303,025
  MBNA Corporation                                                5,400                 208,278
  The Bear Stearns Companies, Inc.                                2,336                 146,584
                                                                                    -----------
                                                                                      1,413,507
                                                                                    -----------
  Insurance -- 5.2%
  MGIC Investment Corporation                                     8,600                 588,498(B)
                                                                                    -----------
Health Care -- 12.5%
  Health Care Providers and Services -- 12.5%
  Health Net Inc.                                                 9,300                 255,192(A,B)
  McKesson HBOC, Inc.                                            10,000                 374,300
  UnitedHealth Group Incorporated                                10,202                 779,660
                                                                                    -----------
                                                                                      1,409,152
                                                                                    -----------
Industrials -- 9.6%
  Commercial Services and Supplies -- 5.9%
  Waste Management Inc.                                          24,500                 667,625
                                                                                    -----------
  Industrial Conglomerates -- 3.7%
  Tyco International Ltd.                                        12,900                 416,928
                                                                                    -----------

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Information Technology -- 7.2%
  Communications Equipment -- 3.3%
  Comverse Technology, Inc.                                       8,000             $   101,360(A)
  Corning Incorporated                                            9,009                  68,649
  Lucent Technologies Inc.                                       17,000                  80,410(A)
  Tellabs, Inc.                                                  12,000                 125,640(A)
                                                                                    -----------
                                                                                        376,059
                                                                                    -----------
  Computers and Peripherals -- 3.9%
  Gateway, Inc.                                                  16,070                 101,560(A)
  International Business Machines Corporation                     3,200                 332,800
                                                                                    -----------
                                                                                        434,360
                                                                                    -----------
Telecommunication Services -- 4.1%
  Diversified Telecommunication Services -- 2.0%
  Qwest Communications International Inc.                        27,000                 221,940
                                                                                    -----------
  Wireless Telecommunication Services -- 2.1%
  Nextel Communications, Inc.                                    45,000                 242,100(A,B)
                                                                                    -----------
Utilities -- 3.7%
  Electric Utilities -- 3.7%
  The AES Corporation                                            46,500                 418,500(A,B)
                                                                                    -----------
Total Common Stock and Equity Interests (Identified
  Cost -- $9,832,727)                                                                11,261,541
-----------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.1%

J.P. Morgan Chase & Co.
  1.88%, dated 3/28/02, to be repurchased at $7,438 on
  4/1/02 (Collateral: $7,405 Federal Home Loan Bank notes,
  6.75%, due 8/15/02, value $7,592)                           $   7,437                   7,437

Morgan Stanley Dean Witter & Co., Inc.
  1.88%, dated 3/28/02, to be repurchased at $7,438 on
  4/1/02 (Collateral: $7,798 Fannie Mae mortgage-backed
  securities, 6%, due 12/1/16, value $7,586)                      7,437                   7,437
                                                                                    -----------
Total Repurchase Agreements (Identified Cost -- $14,874)                                 14,874
-----------------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $9,847,601)                           11,276,415
Other Assets Less Liabilities -- 0.2%                                                    22,053
                                                                                    -----------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  194,455 Primary Class shares outstanding                   $8,231,073
    3,099 Financial Intermediary Class shares outstanding       194,531
   34,471 Institutional Class shares outstanding              2,011,899
Accumulated net investment income/(loss)                            (19)
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                (567,887)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                               1,428,871
                                                              ----------
NET ASSETS -- 100.0%                                                                $11,298,468
                                                                                    ===========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                          $48.23
                                                                                    ===========
  FINANCIAL INTERMEDIARY CLASS                                                           $50.97
                                                                                    ===========
  INSTITUTIONAL CLASS                                                                    $51.12
                                                                                    ===========
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2002, the total market value of Affiliated Companies was $1,947,904 and the identified cost was $2,561,200.

See notes to financial statements.

Statement of Operations
For the Year Ended March 31, 2002
(Amounts in Thousands)

Legg Mason Value Trust, Inc.


----------------------------------------------------------------------------------------------------
Investment Income:

Dividends:
      Affiliated companies                                        $    817
      Other securities(A)                                          134,539

Interest                                                             2,630
                                                                  --------
      Total income                                                                    $   137,986
                                                                                      -----------

Expenses:

Investment advisory fee                                             79,322
Distribution and service fee                                        96,146(B)
Audit and legal fees                                                   248
Custodian fee                                                        2,110
Directors' fees                                                         22
Registration fees                                                      125
Reports to shareholders                                              1,087
Transfer agent and shareholder servicing expense                     4,094(B)
Other expenses                                                         377
                                                                  --------
                                                                   183,531
      Less expenses reimbursed                                         (75)
                                                                  --------
      Total expenses, net of reimbursement                                                183,456
                                                                                      -----------
NET INVESTMENT INCOME/(LOSS)                                                              (45,470)

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments and foreign currency
  transactions                                                    (336,670)(C)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                   (863,146)
                                                                  --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                 (1,199,816)
----------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                        $(1,245,286)
----------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $2,058.

(B) See Note 1 to financial statements.

(C) Includes $(247,170) of net realized gain/(loss) on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                                  For the Years Ended March 31,
                                                              -------------------------------------
                                                                    2002                2001
---------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                                     $   (45,470)        $   (44,242)
Net realized gain/(loss) on investments and foreign currency
  transactions                                                      (336,670)          1,383,429
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                     (863,146)         (2,635,039)
---------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                    (1,245,286)         (1,295,852)
Distributions to shareholders:
  From net realized gain on investments:
      Primary Class                                                  (50,666)         (2,370,692)
      Financial Intermediary Class                                      (825)                 --
      Institutional Class                                             (8,159)           (251,757)
Change in net assets from Fund share transactions:
      Primary Class                                                  157,935           1,759,102
      Financial Intermediary Class                                     6,206               3,238
      Institutional Class                                            290,207             375,825
Change in net assets from shares issued in connection with
  fund acquisition:
      Financial Intermediary Class                                        --             165,832
      Institutional Class                                                 --             435,816
---------------------------------------------------------------------------------------------------
Change in net assets                                                (850,588)         (1,178,488)
Net Assets:
Beginning of year                                                 12,149,056          13,327,544
---------------------------------------------------------------------------------------------------
End of year                                                      $11,298,468         $12,149,056
---------------------------------------------------------------------------------------------------
Accumulated net investment income/(loss)                         $       (19)        $        --
---------------------------------------------------------------------------------------------------

Financial Highlights
Legg Mason Value Trust, Inc.

Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                        Investment Operations                          Distributions
                               ----------------------------------------   ----------------------------------------
                   Net Asset      Net        Net Realized                               From Net                     Net Asset
                    Value,     Investment   and Unrealized   Total From    From Net     Realized                      Value,
                   Beginning    Income/     Gain/(Loss) on   Investment   Investment     Gain on         Total        End of
                    of Year      (Loss)      Investments     Operations     Income     Investments   Distributions     Year
------------------------------------------------------------------------------------------------------------------------------
Years Ended Mar.
 31,
     2002           $53.73       $(.28)(A)      $(4.96)        $(5.24)      $  --        $  (.26)       $  (.26)      $48.23
     2001            75.25        (.25)          (6.80)         (7.05)         --         (14.47)        (14.47)       53.73
     2000            73.09        (.44)           5.06           4.62          --          (2.46)         (2.46)       75.25
     1999            50.10        (.18)          24.58          24.40          --          (1.41)         (1.41)       73.09
     1998            34.11        (.02)          18.37          18.35        (.04)         (2.32)         (2.36)       50.10
------------------------------------------------------------------------------------------------------------------------------

                                        Ratios/Supplemental Data
                   -------------------------------------------------------------------
                                          Net Investment
                              Expenses    Income/(Loss)    Portfolio     Net Assets,
                    Total    to Average     to Average     Turnover      End of Year
                   Return    Net Assets     Net Assets       Rate      (in thousands)
-----------------  -------------------------------------------------------------------
Years Ended Mar.
 31,
     2002          (9.82)%     1.68%(B)        (.5)%        24.4%        $ 9,378,228
     2001          (9.99)%     1.69%(B)        (.5)%        27.0%         10,319,107
     2000            6.74%     1.68%           (.6)%        19.7%         12,116,912
     1999           49.93%     1.69%           (.4)%        19.3%         10,097,527
     1998           55.34%     1.73%           (.1)%        12.9%          4,810,409
-----------------

(A) Computed using average shares outstanding.

(B) Interest expense incurred with respect to the borrowings described in Note 6 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.68% for the year ended March 31, 2002, and 1.69% for the year ended March 31, 2001.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Value Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Value Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund consists of three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. Information about the Financial Intermediary and Institutional Classes is contained in a separate report to the shareholders of those classes. The income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended March 31, 2002, transfer agent and shareholder servicing expenses were allocated as follows: Primary Class, $3,929; Financial Intermediary Class, $112; and Institutional Class, $53. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $95,716; and Financial Intermediary Class, $430.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2002, receivables for securities sold and payables for securities purchased for the Fund were:

         Receivable for              Payable for
         Securities Sold         Securities Purchased
         --------------------------------------------
             $23,628                     $ --

  For the year ended March 31, 2002, security transactions (excluding short-term investments) were:

            Purchases            Proceeds From Sales
         -------------------------------------------
           $3,335,592                $2,894,734

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to

--------------------------------------------------------------------------------

market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which requires amortizing discount and premium on debt securities. Prior to April 1, 2001, the Fund did not amortize market discounts on debt securities. There was no impact on the Fund as a result of adopting this accounting principle.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended March 31, 2002 and 2001, were characterized as follows for tax purposes:

                                For the Years Ended March 31,
                                -----------------------------
                                  2002               2001
-------------------------------------------------------------
Long-term capital gains          $59,650          $2,622,449
                                 -------          ----------
Total distributions              $59,650          $2,622,449
                                 =======          ==========

  The tax basis components of net assets at March 31, 2002, were as follows:

Unrealized appreciation                            $ 3,671,989
Unrealized depreciation                             (2,270,653)
                                                   -----------
Net unrealized appreciation/(depreciation)           1,401,336
Capital loss carryforwards                            (281,141)
Post-October and other losses                         (259,230)
Paid-in capital                                     10,437,503
                                                   -----------
Net assets                                         $11,298,468
                                                   ===========

--------------------------------------------------------------------------------

  Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and March 31 of each year ("Post-October loss") as occurring on the first day of the following tax year. For the year ended March 31, 2002, realized capital losses in the amount of $259,211 and foreign currency losses in the amount of $19 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2003. The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of March 31, 2002, the Fund has capital loss carryforwards of $281,141 expiring in 2010.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2002, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income               $ 45,451
Accumulated net realized
  gain/(loss)                                          855
Paid-in capital                                    (46,306)

  At March 31, 2002, the cost of investments for federal income tax purposes was $9,875,137.

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Fund, under compensation agreements substantially similar to those with the current adviser.

  The Fund's agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund's independent directors. The following chart shows the annual rate of audit and directors' expenses reimbursed and advisory fees payable for the Fund:

                                                                            Year Ended           At
                                                                          March 31, 2002   March 31, 2002
                                                                          --------------   --------------
                                                                             Expenses         Advisory
           Class              Advisory Fee        Asset Breakpoint          Reimbursed      Fee Payable
---------------------------------------------------------------------------------------------------------
Primary Class                     1.00%           $0 - $100 million            $63             $5,238
                                  0.75%       $100 million - $1 billion
                                  0.65%        in excess of $1 billion
Financial Intermediary Class  same as above         same as above                1                 87
Institutional Class           same as above         same as above               11                993

  LMFA serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the year ended March 31, 2002, LMFA received $6,006.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee,

--------------------------------------------------------------------------------

based on the Fund's Primary and Financial Intermediary Classes' average daily net assets, computed daily and payable monthly as follows:

                                                                          At March 31, 2002
                                                                          -----------------
                                                                          Distribution and
                                     Distribution         Service              Service
                                         Fee                Fee             Fees Payable
-------------------------------------------------------------------------------------------
Primary Class                           0.70%              0.25%               $7,546
Financial Intermediary Class              N/A              0.25%                   33

  The Fund paid $92 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2002.

  LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some if its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $1,325 for the year ended March 31, 2002.

  LMFM, LMFA, Legg Mason, and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year ended March 31, 2002, of companies which are or were affiliated were as follows:

                                         Purchased              Sold
                         Value at    -----------------   -------------------   Dividend    Value at     Realized
      Affiliate          3/31/01       Cost     Shares     Cost      Shares     Income     3/31/02     Gain/(Loss)
------------------------------------------------------------------------------------------------------------------
The AES Corporation     $       --   $481,530   46,500   $      --        --    $   --    $  418,500    $      --
Amazon.com, Inc.           302,665     13,141    1,436          --        --        --       443,614           --
Gateway, Inc.              312,666      4,156      414    (158,462)   (2,944)       --            --     (138,750)(A)
Health Net Inc.            238,788        189        9     (62,323)   (2,295)       --       255,192      (14,783)
MGIC Investment
  Corporation              576,781     34,301      606     (23,922)     (436)      817       588,498        5,432
Nextel Communications,
  Inc.                          --    202,993   26,002        (128)       (2)       --       242,100          (54)
Starwood Hotels &
  Resorts Worldwide,
  Inc.                     322,551        682       23     (90,198)   (1,690)    5,300            --      (42,019)(B)
Storage Technology
  Corporation               57,450         --       --    (112,040)   (5,275)       --            --      (41,906)(C)
Toys "R" Us, Inc.          383,528         --       --    (152,806)   (6,280)       --            --      (15,090)(D)
                        ----------   --------   ------   ---------   -------    ------    ----------    ---------
                        $2,194,429   $736,992   74,990   $(599,879)  (18,922)   $6,117    $1,947,904    $(247,170)
                        ==========   ========   ======   =========   =======    ======    ==========    =========

---------------

(A) Due to the sale of shares, Gateway, Inc. is no longer an affiliated company. As of March 31, 2002, the Fund held 4.96% of the total outstanding shares.

(B) Due to the sale of shares, Starwood Hotels & Resorts Worldwide, Inc. is no longer an affiliated company. As of March 31, 2002, the Fund held 3.95% of the total outstanding shares.

(C) Due to the sale of shares, Storage Technology Corporation is no longer an affiliated company. As of March 31, 2002, the Fund did not hold any outstanding shares.

(D) Due to the sale of shares, Toys "R" Us, Inc. is no longer an affiliated company. As of March 31, 2002, the Fund held 4.56% of the total outstanding shares.

--------------------------------------------------------------------------------

5. Acquisition of LM Value Institutional Portfolio:

  On March 28, 2001, the Fund acquired substantially all of the assets of the LM Value Institutional Portfolio, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by LM Value Institutional Portfolio shareholders on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 7,835 Institutional Class shares, having a value of $435,816, and 2,982 Financial Intermediary Class shares, having a value of $165,832, for the 31,041 Institutional Class and 11,822 Financial Intermediary Class shares of the LM Value Institutional Portfolio outstanding at the merger date. The LM Value Institutional Portfolio's net assets at that date, which included $105,843 of accumulated net realized loss and $30,783 of net unrealized gain, were combined with those of the Fund, resulting in aggregate net assets of $11,991,001.

6. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. During the year ended March 31, 2002, the Fund utilized $100 million during the month of September. The loan was outstanding for six days and had an average daily balance of $100,008. The weighted average rate of interest on the loan was 2.93%, resulting in interest expense of $65, which is included in "Other Expenses" on the Statement of Operations.

7. Fund Share Transactions:

  At March 31, 2002, there were 400,000 shares authorized at $.001 par value for the Primary Class of the Fund and 100,000 shares authorized at $.001 par value for each of the Financial Intermediary and Institutional Classes of the Fund. Share transactions were as follows:

                                                          Reinvestment
                                        Sold            of Distributions            Repurchased            Net Change
                                --------------------   -------------------     ---------------------   -------------------
                                Shares      Amount     Shares       Amount     Shares      Amount      Shares     Amount
--------------------------------------------------------------------------------------------------------------------------
-- Primary Class
  Year Ended March 31, 2002      27,732   $ 1,431,680       848   $   48,143   (26,176)  $(1,321,888)   2,404   $  157,935
  Year Ended March 31, 2001      24,700     1,580,516    38,296    2,247,708   (31,957)   (2,069,122)  31,039    1,759,102
-- Financial Intermediary
  Class
  Year Ended March 31, 2002       1,338   $    74,850        14   $      822    (1,294)  $   (69,466)      58   $    6,206
  Period Ended March 31,
    2001(A)                       3,042(B)    169,119(C)     --           --        (1)          (49)   3,041      169,070
-- Institutional Class
  Year Ended March 31, 2002      10,535   $   577,393       127   $    7,601    (5,606)  $  (294,787)   5,056   $  290,207
  Year Ended March 31, 2001      34,055(D)  1,998,515(E)  3,820      233,092   (24,078)   (1,419,966)  13,797      811,641
--------------------------------------------------------------------------------------------------------------------------

---------------

(A) For the period from March 23, 2001 (commencement of operations) to March 31, 2001.

(B) Includes 2,982 shares issued in connection with fund acquisition (see Note
    5).

(C) Includes $165,832 from fund acquisition (see Note 5).

(D) Includes 7,835 shares issued in connection with fund acquisition (see Note
    5).
(E) Includes $435,816 from fund acquisition (see Note 5).

Report of Independent Accountants

To the Board of Directors and Primary Class Shareholders of Legg Mason Value Trust, Inc.:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc. (hereafter referred to as the "Fund") at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
April 26, 2002

              ---------------------------------------------------

Directors and Officers

  The table below provides information about the Fund's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Baltimore, Maryland 21202.

 ------------------------------------------------------------------------------------------------
                                       TERM OF
                      POSITION(S)     OFFICE AND            NUMBER OF
                       HELD WITH      LENGTH OF            LEGG MASON         OTHER DIRECTORSHIPS
    NAME AND AGE         FUND       TIME SERVED(A)       FUNDS OVERSEEN              HELD
 ------------------------------------------------------------------------------------------------
 Curley, John F.,     Chairman       Since 1982      Chairman and Director/   None
 Jr.                  and                            Trustee of all Legg
 Age 62               Director                       Mason funds (consisting
                                                     of 23 portfolios).
 ------------------------------------------------------------------------------------------------
 Fetting, Mark R.(B)  President      Since 2001      Director of Legg Mason   Director of the
 Age 47               and                            Special Investment       Royce Family of
                      Director                       Trust, Inc., Legg Mason  Funds (consisting
                                                     Investment Trust, Inc.   of 17 portfolios).
                                                     and Legg Mason Charles
                                                     Street Trust, Inc.;
                                                     President of all Legg
                                                     Mason funds (consisting
                                                     of 23 portfolios).
 ------------------------------------------------------------------------------------------------

 -----------------------------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE            DURING THE PAST FIVE YEARS
 -----------------------------------------------------------
 Curley, John F.,     Director and/or officer of various
 Jr.                  other Legg Mason affiliates. Retired
 Age 62               Vice Chairman and Director of Legg
                      Mason, Inc. and Legg Mason Wood
                      Walker, Incorporated. Formerly:
                      Director of Legg Mason Fund Adviser,
                      Inc. and Western Asset Management
                      Company (each a registered invest-
                      ment adviser).
 -----------------------------------------------------------
 Fetting, Mark R.(B)  Executive Vice President of Legg
 Age 47               Mason, Inc. Director and/or officer of
                      various other Legg Mason affiliates.
                      Formerly: Division President and
                      Senior Officer of Prudential Financial
                      Group, Inc. and related companies,
                      including fund boards and consulting
                      services to subsidiary companies
                      (1991-2000); Partner, Greenwich
                      Associates; Vice President, T. Rowe
                      Price Group, Inc.
 -----------------------------------------------------------

 ------------------------------------------------------------------------------------------------
                                       TERM OF
                      POSITION(S)     OFFICE AND            NUMBER OF
                       HELD WITH      LENGTH OF            LEGG MASON         OTHER DIRECTORSHIPS
    NAME AND AGE         FUND       TIME SERVED(A)       FUNDS OVERSEEN              HELD
 ------------------------------------------------------------------------------------------------
 Gilmore, Richard G.  Director       Since 1990      Director/Trustee of all  Director of CSS
 Age 74                                              Legg Mason funds (con-   Industries, Inc.
                                                     sisting of 23            (diversified hold-
                                                     portfolios).             ing company that
                                                                              makes seasonal
                                                                              decorative
                                                                              products).
 ------------------------------------------------------------------------------------------------
 Lehman, Arnold L.    Director       Since 1982      Director/Trustee of all  None
 Age 57                                              Legg Mason funds (con-
                                                     sisting of 23
                                                     portfolios).
 ------------------------------------------------------------------------------------------------
 Mason, Raymond A.    Director       Since 1982      Director of Legg Mason   None
 Age 65                                              Special Investment
                                                     Trust, Inc.
 ------------------------------------------------------------------------------------------------
 McGovern, Jill E.    Director       Since 1989      Director/Trustee of all  None
 Age 57                                              Legg Mason funds (con-
                                                     sisting of 23
                                                     portfolios).
 ------------------------------------------------------------------------------------------------
 O'Brien, G. Peter    Director       Since 1999      Director/Trustee of all  Director of the
 Age 56                                              Legg Mason funds except  Royce Family of
                                                     Legg Mason Income        Funds (consisting
                                                     Trust, Inc. and Legg     of 17 portfolios);
                                                     Mason Tax Exempt Trust,  Renaissance Capi-
                                                     Inc. (consisting of 18   tal Greenwich
                                                     portfolios).             Funds; and Pinna-
                                                                              cle Holdings, Inc.
                                                                              (wireless
                                                                              communications).
 ------------------------------------------------------------------------------------------------
 Rodgers, T.A         Director       Since 1982      Director/Trustee of all  None
 Age 67                                              Legg Mason funds (con-
                                                     sisting of 23
                                                     portfolios).
 ------------------------------------------------------------------------------------------------
 Duffy, Marc R.(B)    Vice Pres-     Since 2000      Vice President and       None
 Age 44               ident and                      Secretary of all Legg
                      Secretary                      Mason funds (consisting
                                                     of 23 portfolios).
 ------------------------------------------------------------------------------------------------
 Karpinski, Marie     Vice Pres-     Since 1985      Vice President and       None
 K.(B)                ident and                      Treasurer of all Legg
 Age 53               Treasurer                      Mason funds (consisting
                                                     of 23 portfolios).
 ------------------------------------------------------------------------------------------------

 -----------------------------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE            DURING THE PAST FIVE YEARS
 -----------------------------------------------------------
 Gilmore, Richard G.  Trustee of Pacor Settlement Trust,
 Age 74               Inc. Formerly: Senior Vice President,
                      Chief Financial Officer and Director
                      of PECO Energy Co., Inc. (now Exelon
                      Corporation); Director of Finance for
                      the City of Philadelphia; Executive
                      Vice President and Treasurer, Girard
                      Bank and Vice President of its parent
                      holding company, the Girard Company.
 -----------------------------------------------------------
 Lehman, Arnold L.    Director of The Brooklyn Museum of
 Age 57               Art. Formerly: Director of The
                      Baltimore Museum of Art.
 -----------------------------------------------------------
 Mason, Raymond A.    Chairman of the Board, President and
 Age 65               Chief Executive Officer of Legg Mason,
                      Inc. Chairman and Chief Executive
                      Officer of Legg Mason Wood Walker,
                      Incorporated. Chairman and/or Director
                      of various other Legg Mason
                      affiliates. Trustee and Chairman-Elect
                      of The Johns Hopkins University.
 -----------------------------------------------------------
 McGovern, Jill E.    Chief Executive Officer of The Marrow
 Age 57               Foundation since 1993. Formerly:
                      Executive Director of the Baltimore
                      International Festival (1991-1993);
                      Senior Assistant to the President of
                      The Johns Hopkins University
                      (1986-1990).
 -----------------------------------------------------------
 O'Brien, G. Peter    Trustee of Colgate University.
 Age 56               President of Hill House, Inc.
                      (residential home care). Formerly:
                      Managing Director, Equity Capital
                      Markets Group of Merrill Lynch & Co.
                      (1971-1999).
 -----------------------------------------------------------
 Rodgers, T.A         Principal, T.A. Rodgers & Associates
 Age 67               (management consulting). Formerly:
                      Director and Vice President of
                      Corporate Development, Polk Audio,
                      Inc. (manufacturer of audio
                      components).
 -----------------------------------------------------------
 Duffy, Marc R.(B)    Associate General Counsel of Legg
 Age 44               Mason Wood Walker, Incorporated.
                      Formerly: Senior Associate,
                      Kirkpatrick & Lockhart LLP
                      (1996-1999); Senior Counsel,
                      Securities and Exchange Commission,
                      Division of Investment Management
                      (1989-1995).
 -----------------------------------------------------------
 Karpinski, Marie     Vice President and Treasurer of Legg
 K.(B)                Mason Fund Adviser, Inc. and Western
 Age 53               Asset Funds, Inc.; Treasurer of
                      Pacific American Income Shares, Inc.
                      and Western Asset Premier Bond Fund.
 -----------------------------------------------------------

(A) Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Officers of the Fund are interested persons (as defined in the 1940 Act).

 Mr. Curley, Mr. Fetting and Mr. Mason are considered to be interested persons
                      (as defined in the 1940 Act) of the
Fund on the basis of their employment with the Fund's investment adviser or its affiliated entities (including the
Fund's principal underwriter) and Legg Mason, Inc., the parent holding company.

  ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS IS CONTAINED
   IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON
                                    REQUEST
                           BY CALLING 1-800-822-5544.